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                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (File Nos. 333-67306 and 333-67304) and Forms S-3 (File Nos. 333-58087; 333-50033; 333-83065; 333-45708; 333-36986 and 333-53514) of
Take-Two Interactive Software, Inc. of our report dated February 11, 2002 relating to the financial statements and financial statement schedule which appears in this Form 10-K/A.



/s/ PricewaterhouseCoopers LLP

New York, New York
February 28, 2002